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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              October 15, 2002
                                                              ----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

          Kansas                       0-28936                  48-1008593
          ------                       -------                  ----------
 (State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (913) 451-8050
                                                          --------------


          (Former name or former address, if changed since last report)









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Item 9.  Regulation FD Disclosure



     On October 15, 2002, the Registrant filed an Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2001 (the "Form 10-K/A") with the Securities and Exchange Commission. In accordance with 18 U.S.C.
(S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-K/A:

               Certification of Chief Executive Officer

          I, Michael W. Gullion, Chief Executive Officer of Gold Banc Corporation, Inc., hereby certify, in accordance with 18 U.S.C.
     (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) The Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2001, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2001, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Gold Banc Corporation, Inc.

     Dated:  October 15, 2002.

                                                   /s/ Michael W. Gullion
                                                   ------------------------
                                                   Michael W. Gullion
                                                   Chief Executive Officer



               Certification of Chief Financial Officer

          I, Rick J. Tremblay, Chief Financial Officer of Gold Banc Corporation, Inc., hereby certify, in accordance with 18 U.S.C.
     (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) The Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2001, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2001, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Gold Banc Corporation, Inc.

     Dated:  October 15, 2002.

                                                   /s/ Rick J. Tremblay
                                                   ------------------------
                                                   Rick J. Tremblay
                                                   Chief Financial Officer

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               GOLD BANC CORPORATION, INC.


Dated: October 15, 2002
                                               By:  /s/ Rick J. Tremblay
                                                  -----------------------------
                                                  Rick J. Tremblay
                                                  Chief Financial Officer

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